Exhibit 10.35

EXECUTION VERSION

AMENDMENT No. 2, dated as of March 28, 2014 (this "Amendment"), to the Amended and Restated Term Loan Credit Agreement, dated as of December 9, 2010, as amended by Amendment No. 1, dated as of March 7, 2013 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), by and among Omnova Solutions Inc., an Ohio corporation (the "Borrower), Deutsche Bank Trust Company Americas, as Administrative Agent (the "Administrative Agent), the lenders from time to time party thereto (the "Lenders") and the other parties thereto; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and/or certain Subsidiary Guarantors hold promissory notes owed by OMNOVA Solutions France Holding SAS, an indirect Wholly-Owned Subsidiary of the Borrower, to the Borrower in an aggregate outstanding amount of approximately US$87,700,000 (the "French Promissory Notes");

WHEREAS, the Borrower and/or certain Subsidiary Guarantors desire to transfer, directly or indirectly, in one transaction or a series of transactions, the French Promissory Notes to OMNOVA Solutions (Gibraltar) Ltd. SCS, an indirect Wholly-Owned Subsidiary of the Borrower;

WHEREAS, in connection with the transfer of the French Promissory Notes, the Borrower will obtain one or more new promissory notes in the amount of approximately $87,700,000 (but with a lower interest rate than the French Promissory Notes) owed by OMNOVA Solutions (Gibraltar) Ltd. SCS to the Borrower (the "New Promissory Notes");

WHEREAS, in connection with the transfer of the French Promissory Notes, OMNOVA Solutions (Gibraltar) Ltd. SCS desires to form a new limited liability company under the laws of any U.S. state as an indirect Wholly-Owned Subsidiary of the Borrower and as a non-Guarantor ("New U.S. LLC");

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein; and

WHEREAS, Section 11.11 of the Credit Agreement provides that the relevant Credit Parties and the Required Lenders may amend the Credit Agreement and the other Credit Documents as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. **Amendments to the Credit Agreement**. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

"Amendment No. 2" shall mean Amendment No. 2 to this Agreement, dated as of March 28, 2014, by and among the Borrower, the Administrative Agent and the Lenders party hereto.

"Amendment No. 2 Effective Date" shall have the meaning assigned to such term in Amendment No. 2.

"French Promissory Notes" shall mean the promissory notes owed by OMNOVA Solutions France Holding SAS to the Borrower and/or certain Subsidiary Guarantors in an aggregate outstanding amount of approximately US$87,700,000.

"New Promissory Notes" shall mean the promissory notes owed by OMNOVA Solutions (Gibraltar) Ltd. SCS to the Borrower and/or certain Subsidiary Guarantors in the amount of approximately US$87,700,000.

(b) The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

"Agreement" shall mean this Amended and Restated Term Loan Credit Agreement, as amended by Amendment No. 1 and Amendment No.2, and as further modified, supplemented, amended, restated, extended, renewed, refinanced or replaced from time to time.

"Credit Documents" shall mean this Agreement, Amendment No. 1, Amendment No. 2, the Additional Term B-1 Joinder Agreement, the ABL/Term Loan Intercreditor Agreement and each Note, each Security Document, each Joinder Agreement, each Guarantee and each Incremental Term Commitment Agreement.

(c) Section 8.02 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xiii), deleting the period and inserting the phrase "; and" at the end of clause (xiv) and inserting the following new clause (xv) at the end of such Section:

"(xv) in addition to the foregoing, the Company and/or certain Subsidiary Guarantors may transfer, directly or indirectly, in one transaction or a series of transactions, the French Promissory Notes to OMNOVA Solutions (Gibraltar) Ltd. SCS so long as the New Promissory Notes that Borrower will obtain in connection with the transfer of the French Promissory Notes are pledged as additional collateral security for the Obligations and promptly delivered to the Collateral Agent, together with instruments of transfer duly executed in blank, in accordance with the ABL/Term Loan Intercreditor Agreement and the Security Documents (in which case the Collateral Agent shall be deemed to have released their lien on such notes transferred by the Company and/or certain Subsidiary Guarantors, as applicable)."

(d) Section 8.11 of the Credit Agreement is hereby amended by inserting the following new language at the end of such Section:

> "Notwithstanding the foregoing, so long as New U.S. LLC does not engage in any business activities and does not incur material liabilities or hold material assets, in each case other than the holding and administration of intercompany loan facility agreements, clause (2) of the first proviso in this Section 8.11 shall not apply to the creation of New U.S. LLC."

Section 2. **Release of French Promissory Notes and Pledge of New Promissory Notes**. In addition to the authorization provided in the last paragraph of Section 8.02 of the Credit Agreement, the Lenders specifically authorize the Administrative Agent and the Collateral Agent to release the French Promissory Notes from the Lien of the Security Agreement and to return such French Promissory Notes, together with any related instruments of transfer, to the Borrower or its designee. Furthermore, the Borrower shall pledge to the Collateral Agent for the benefit of the Secured Parties a security interest in the New Promissory Notes pursuant to the Security Documents and promptly deliver the New Promissory Notes to the Collateral Agent, together with instruments of transfer duly executed in blank, in accordance with the terms of the Security Documents.

Section 3. **Representations and Warranties, No Default**. The Borrower hereby represents and warrants that as of the Amendment No. 2 Effective Date (as defined below), after giving effect to this Amendment:

(a) (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (ii) the representation and warranty contained in Section 6.05(a) of the Credit Agreement refers to the most recent financial statements furnished pursuant to subsections (a) or (b), respectively, of Section 7.01 of the Credit Agreement); provided that any representation and warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be (after giving effect to such qualification);

(b) the execution, delivery and performance by the Borrower and the Subsidiary Guarantors of this Amendment has been duly authorized by all necessary corporate action and is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a

breach of, or violate (i) any provision of the Borrower's or such Subsidiary Guarantor's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or such Subsidiary Guarantor is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Administrative Agent on or before the date hereof.

Section 4. **Effectiveness**. This Amendment shall become effective on the date (such date, the "Amendment No. 2 Effective Date") that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Credit Party;

(ii) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 2 Effective Date, including fees to Lenders executing Amendment No. 2 as agreed by the Borrower and the Administrative Agent and reasonable and documented expenses required to be paid or reimbursed under Section 11.01 of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 2 Effective Date; and

(iii) Corporate Proceedings and Documents. All corporate and other proceedings taken or to be taken in connection with this Amendment No. 2 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.

Section 5. **Counterparts**. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. **Applicable Law**.

(a) **THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.**

(b) Each party hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York, New York County, located in the Borough of Manhattan, the courts of the United

States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth in the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 6 or in Section 11.08 of the Credit Agreement any special, exemplary, punitive or consequential damages.

Section 7. **Headings**. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. **Effect of Amendment**. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Security Documents, which liens continue unimpaired. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement, and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Credit Parties hereby consents to this Amendment and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 9. **WAIVER OF JURY TRIAL**. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICA-

BLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

OMNOVA SOLUTIONS INC., as Borrower

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

OMNOVA WALLCOVERING (USA), INC., as
Subsidiary Guarantor

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

DECORATIVE PRODUCTS THAILAND, INC.,
as Subsidiary Guarantor

By: Chet Fox

Name: CHET FOX
Title: VP TREASURER

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and Collateral Agent

By: ______________________________
Name: Marcus M. Tarkington
Title: Director

By: ______________________________
Name: Dusan Lazarov
Title: Director

The undersigned Lender hereby consents to this Amendment:

______________________________,
(Name of Institution)

By: ______________________________
Name:
Title:

If a second signature is necessary:

By: ______________________________
Name:
Title: